AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                  AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 31, 2001, among Sweetheart Cup Company Inc. (the "Borrower"), Sweetheart Holdings Inc. (the "Parent"), the financial institutions listed on the signature pages hereto (the "Lenders") and Bank of America, N.A., as agent (the ""gent").

                  WHEREAS, the Borrower, the Parent, the Lenders and the Agent entered into a certain Second Amended and Restated Loan and Security Agreement, dated as of June 15, 2000 as amended (such agreement as so amended being referred to herein as the "Loan Agreement"), pursuant to which such lenders have made term loans to the Borrower in an original aggregate principal amount of $25,000,000 and have agreed, subject to certain terms and conditions, to make revolving advances to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower;

                  WHEREAS, the parties to the Loan Agreement now wish to amend certain provisions of the Loan Agreement;

                  NOW, THEREFORE, the Borrower, the Parent, the Lenders and the Agent hereby agree as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement.

                  SECTION 2. AMENDMENTS. Subject to the terms and conditions of effectiveness set forth in Section 3 below, the Loan Agreement is amended as follows:

                  2.1.   The definition of "Majority  Lenders"  in   Section 1.1
                  of the Loan Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

                                    `"Majority   Lenders"   means  at  any  time
                           Lenders whose Pro Rata Shares aggregate more than 50%.'

                  2.2.   The  definition  of  "Maximum   Revolver   Amount"   in
                  Section 1.1 of the Loan Agreement is hereby amended by replacing the amount "$135,000,000" with the amount "$145,000,000".

                  2.3. The definition of "Pro Rata Share" in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

                                    `"Pro Rata Share"  means,  with respect to a
                           Lender at any time, a fraction (expressed as a percentage), the numerator of which is the sum of (x) the amount of such Lender's Commitment at such time plus (y) the aggregate unpaid principal balance of the Term Loans owing to such Lender at such time and the denominator of which is the sum of (x) the amounts of all of the Lenders' Commitments at such time plus (y) the aggregate unpaid principal balance of the Term Loans owing to all of the Lenders at such time; provided, that references to Pro Rata Share in the context solely of the revolving line of credit provided hereunder (including, without limitation, with respect to Revolving Loans and participations in Revolving Loans, Letters of Credit and Credit Support) means, with respect to a Lender at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment at such time and the denominator of which is the sum of the amounts of all of the Lenders' Commitments at such time, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender at such time with respect to the revolving line of credit provided hereunder and the denominator of which is the aggregate amount of the Obligations owed to all Lenders at such time with respect to the revolving line of credit provided hereunder and; provided, further, that references to Pro Rata Share in the context solely of the Term Loans means, with respect to a Lender at any time, a fraction (expressed as a percentage), the numerator of which is the aggregate unpaid principal balance of the Term Loans owing to such Lender at such time and the denominator of which is the aggregate unpaid principal balance of the Term Loans owing to all of the Lenders at such time.'

                  2.4.   The   definition of "Required  Lenders" in  Section 1.1
                  of the Loan Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

                                    `"Required   Lenders"   means  at  any  time
                           Lenders whose Pro Rata Shares aggregate more than 66 2/3%.'

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

                  2.5. The amount "$160,000,000" in Section 2.1 of the Loan Agreement is hereby deleted and the amount "$170,000,000" shall be substituted therefor.

                  2.6. Section 2.2(g)(iii) of the Loan Agreement is hereby amended by adding the phrase "and Term Loans" immediately after the phrase "such Lender's Commitment" in the proviso to the fourth sentence thereof.

                  2.7. The amount "$135,000,000" in Section 2.2(i) of the Loan Agreement is hereby deleted and the amount "$145,000,000" shall be substituted therefor.

                  2.8. The phrase "(in accordance with its Pro Rata Share)" is added immediately after each of the phrase "pro rata" in the first sentence of Section 14.7 of the Loan Agreement and the phrase "ratable share" in the second sentence of Section 14.7 of the Loan Agreement.

                  2.9. Section 14.12(a)of the Loan Agreement is hereby amended by adding the phrase "during the term of this Agreement"
                  immediately after the phrase "Collateral valued in the aggregate" in the proviso to the second sentence thereof.

                  2.10. The Commitment of each Lender shall be the principal amount set forth beside such Lender's name next to the heading "Commitment" on the signature pages of this Amendment (in place and instead of the Commitment identified on the signature pages of the Loan Agreement), as such Commitment may be adjusted from time to time in accordance with the terms of the Loan Agreement.

                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement provided in Section 2 hereof shall become effective when the following conditions precedent have been satisfied:

                  3.1.   Counterparts. The Agent shall have received an original
                         ------------
                  counterpart of this Amendmentduly executed and delivered by the Borrower, the Agent, the Lenders and the Parent.

                  3.2.   No Default or Event of  Default.  No  Default  or Event
                           -------------------------------
                  of Default  shall have  occurredand be continuing.

                  3.3. Opinion of Counsel. The Agent shall have received such opinions of counsel for Parent and its Subsidiaries as the Agent shall reasonably request, in a form, scope and substance satisfactory to the Agent and its counsel, including, but not limited to, as to the borrowings and other financial accommodations under the Total Facility as amended hereby not resulting in a violation of the

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
                  indenture governing the Senior Subordinated Notes or the Secured Sale/Leaseback Documents.

                  3.4. Officers' Certificates.The Agent shall have received(i) an Officers' Certificate (as defined in the Intercreditor Agreement) to the effect that the aggregate principal amount of the Credit Agreement Obligations (as defined in the Intercreditor Agreement) which may be incurred under the Loan Agreement (after giving effect to the amendments to the Loan Agreement herein contemplated) shall not exceed an amount which would cause a violation of Section 5.09 of the Secured Sale/Leaseback Participation Agreement (as defined in the Intercreditor Agreement) and (ii) an Officers' Certificate (as defined in the indenture governing the Senior Subordinated Notes) to the effect that any and all Obligations which may be incurred under the Loan Agreement (after giving effect to the amendments to the Loan Agreement herein contemplated) as well as any guarantee obligations of the Parent with respect thereto are permitted to be incurred under the indenture governing the Senior Subordinated Notes.

                  SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 5. RATIFICATION AND CONFIRMATION. The Loan Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Parent hereby consents to the above amendments to the Loan Agreement and agrees that its guarantee of the Obligations pursuant to the Parent Guaranty continues in full force and effect in accordance with the terms thereof (both before and after giving effect to such amendments). Each of the Borrower and Parent represents and warrants that (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified date) and (ii) there exists no Default or Event of Default.



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                                       4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                             "BORROWER"

                                             SWEETHEART CUP COMPANY INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             "PARENT"

                                             SWEETHEART HOLDINGS INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             "AGENT"

                                             BANK OF AMERICA, N.A.,
                                             as the Agent


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             "LENDERS"

Commitment:  $58,225,307.74                  BANK OF AMERICA, N.A.,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

Commitment:  $25,312,500.00                  CONGRESS FINANCIAL CORPORATION,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


Commitment:  $16,875,000.00                  TRANSAMERICA BUSINESS CREDIT
                                             CORPORATION,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


Commitment:  $23,493,442.26                  GMAC COMMERCIAL CREDIT LLC,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


Commitment:  $21,093,750.00                  PNC BANK, NATIONAL ASSOCIATION,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

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